UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

P.O. Box 44

1661 Massachusetts Avenue

Lexington, MA 02420

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

1100 Winter Street

Waltham, Massachusetts 02451

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On July 1, 2024, AlloVir, Inc. (the “Company”) entered into a Termination Agreement (the “Termination Agreement”), dated July 1, 2024 (the “Effective Date”), with BP Bay Colony LLC, a Delaware limited liability company (the “Landlord”), in connection with the termination (the “Lease Termination”) of the Lease Agreement, dated September 8, 2021, by and between the Company, as tenant, and the Landlord (the “Lease Agreement”), for certain premises in the building known as and numbered 1100 Winter Street, Waltham, MA 02451 (the “Building”) consisting of (i) 19,236 square feet of rentable floor area on the first (1st) floor of the Building (the “Phase I Premises”), and (ii) 59, 305 square feet of rentable floor area on the second (2nd) and third (3rd) floors of the Building (together with the Phase I Premises, collectively the “Premises”). Pursuant to the Termination Agreement, the Company and the Landlord agreed to terminate the Lease Agreement, effective as of June 30, 2024 (the “Early Termination Date”), subject to the terms and conditions therein. The Lease Termination Agreement provides that the Company shall surrender the Premises on or prior to the Early Termination Date and shall have no further rent obligations after the Early Termination Date.

As consideration for the Landlord’s agreement to terminate the Lease Agreement as of the Early Termination Date, the Company agreed to pay the Landlord, as additional rent (the “Early Termination Payment”), funds in the amount of $7,000,000. The Early Termination Payment shall be due on or about the date that is five (5) business days following the Effective Date.

The foregoing descriptions of the Termination Agreement is not complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination Agreement, dated July 1, 2024, by and between AlloVir, Inc. and BP Bay Colony LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: July 2, 2024	By:	/s/ Edward Miller
	Name:	Edward Miller
	Title:	General Counsel